SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    No fee required.

   / /    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5)   Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

               ----------------------------------------------------------------

                              STATE BANCORP, INC.
                              699 Hillside Avenue
                         New Hyde Park, New York 11040
                                 (516) 437-1000



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of STATE BANCORP,INC.:

At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 26, 2005 at 10:00 A.M. (local time), for the following purposes:

1. To elect seven (7) directors; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 18, 2005 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.


                                              By order of the Board of Directors
                                              s/Brian K. Finneran
                                              Brian K. Finneran, Secretary

March 25, 2005

IMPORTANT - WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT, PLEASE VOTE PROMPTLY BY SUBMITTING YOUR PROXY BY INTERNET OR BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

                              2005 PROXY STATEMENT

                              STATE BANCORP, INC.
                              699 Hillside Avenue
                         New Hyde Park, New York 11040
                                 (516) 437-1000


                                 PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held April 26, 2005

                              GENERAL INFORMATION

This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 26, 2005 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.

The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March 25, 2005.


The Proxy

Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

If you hold your shares in your own name as an owner of record, you may vote your shares either in person or by proxy. If you wish to vote by proxy, you must do one of the following:

(a) complete the enclosed proxy card and mail it in the envelope provided, or

(b) use the Internet to vote by pointing your browser to www.eproxy.com/stb/; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. The deadline for Internet voting is 12 noon, Eastern Time on April 25, 2005.

If you wish, you can vote shares in person by attending the meeting. You will be given a ballot at the meeting to complete and return.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail or facsimile, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank") and wholly-owned subsidiaries of the Bank. The entire cost of this solicitation will be borne by the Company or the Bank. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.


Capital Stock Outstanding and Record Date

The Board of Directors has fixed the close of business on March 18, 2005 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 9,125,734 shares, par value $5 per share, of the Company's Common Stock (the "Company Stock"), its only issued class of stock. The Company Stock is listed on the American Stock Exchange ("AMEX"). Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

A Stockholder may, with respect to the election of directors: (i) vote for the election of all seven (7) nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.

Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

The Company does not expect any additional matters to be presented for a vote at the Meeting. However, if you grant a proxy, the persons named as proxy holders will have the discretionary authority to vote on any additional matters properly presented for a vote at the Meeting.

Principal Officers

The names and positions of the current executive officers of the Company are as follows:

Name                                            Position (and served since)
----                                            ---------------------------

Thomas F. Goldrick, Jr.                         Chairman (1990)

Daniel T. Rowe                                  President (1997)

Richard W. Merzbacher                           Vice Chairman (1997)

Brian K. Finneran                               Secretary and Treasurer (1997)

The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.

The names, ages and positions of the current executive officers of the Bank are as follows:

Name                                Age         Position (and served since)
----                                ---         ---------------------------

Thomas F. Goldrick, Jr.             64          Chairman (1990)

Richard W. Merzbacher               56          President (1997)

Daniel T. Rowe                      55          Vice Chairman (1997)

Frederick C. Braun, III             63          Executive Vice President (1997)

Brian K. Finneran                   47          Executive Vice President (1997)

Kenneth M. Scheriff                 56          Executive Vice President (2005)

All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.

All executive  officers of the Company and the Bank are serving  one-year terms.


                             MANAGEMENT REMUNERATION


Remuneration During the Prior Three Fiscal Years

The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 2004 and for each of the two previous fiscal years, to the chief executive officer and to each of the four most highly compensated executive officers of the Company or the Bank, other than the chief executive officer, whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.



                                                Summary Compensation Table


                                Annual Compensation                     Long Term Compensation
                         --------------------------------         ---------------------------------------------

                                                                         Awards           Payouts
                                                                         ------           -------
                                                   Other                                                All
                                                   Annual         Restricted Securities                 Other
                                                   Compen-           Stock   Underlying     LTIP        Compen-
                Year     Salary        Bonus       sation            Awards    Options     Payouts      sation
                           ($)       ($)(2)(3)     ($)(4)             ($)        (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------



Thomas F.       2004   420,000        240,910      9,100             -0-       5,000         -0-       21,256 (5)
Goldrick, Jr.                                                                                          23,208 (6)
Chairman        2003   420,000 (1)    194,744      8,400             -0-       5,000         -0-       20,063 (5)
and Chief                                                                                              21,920 (6)
Executive       2002   395,000 (1)    176,121      9,800             -0-       5,600         -0-       20,064 (5)
Officer                                                                                                21,820 (6)

Richard W.      2004   275,000        150,812      9,100             -0-       5,000         -0-        7,294 (5)
Merzbacher                                                                                             23,208 (6)
President/Vice  2003   275,000        120,453      8,400             -0-       5,000         -0-        5,537 (5)
Chairman                                                                                               21,920 (6)
                2002   250,000        108,142      9,800             -0-       5,600         -0-        5,531 (5)
                                                                                                       21,820 (6)

Daniel T. Rowe  2004   275,000 (1)    150,889      9,100             -0-       5,000         -0-        6,004 (5)
Vice Chairman/                                                                                         23,208 (6)
President       2003   275,000        120,560      8,400             -0-       5,000         -0-        5,248 (5)
                                                                                                       21,920 (6)
                2002   250,000        108,040      9,800             -0-       5,600         -0-        5,242 (5)
                                                                                                       21,820 (6)

Frederick C.    2004   215,000        119,349      -0-               -0-       5,000         -0-        4,163 (5)
Braun, III                                                                                             23,208 (6)
Executive Vice  2003   215,000         99,469      -0-               -0-       5,000         -0-        4,163 (5)
President                                                                                              21,920 (6)
                2002   190,000         87,064      -0-               -0-       5,600         -0-        4,164 (5)
                                                                                                       21,820 (6)

Brian K.        2004   215,000 (1)    119,355      -0-               -0-       5,000         -0-        1,111 (5)
Finneran                                                                                               23,208 (6)
Executive Vice  2003   215,000 (1)     99,645      -0-               -0-       5,000         -0-        1,111 (5)
President/                                                                                             21,920 (6)
Secretary/      2002   190,000 (1)     87,030      -0-               -0-       5,600         -0-        1,116 (5)
Treasurer                                                                                              21,820 (6)


(1) A portion of the salary of Mr. Goldrick for 2002 and 2003, Mr. Rowe for 2004 and Mr. Finneran for 2002, 2003 and 2004 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2) The amount shown reflects bonus earned in the fiscal year shown but paid in the following year.

(3)  The  amount  shown  includes   deferred   compensation   (see   "Management
Remuneration: Deferred Compensation Plans").




                                       4



(4) Director's fees (see page 17).

(5) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a splitdollar arrangement.

(6) Amounts shown reflect the Company's contributions to the Corporation's Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, the lesser of (1) 10% of such individual's annual salary and bonus shown on the table or (2) $50,000.



Compensation Pursuant to Plans

Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of an employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years of employment.

401(k) Plan. The Bank maintains a 401(k) Plan that covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.

Change of Control Employment Agreements. The Company has entered into certain employment agreements with each of Thomas F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun, Executive Vice President of the Bank, and Brian K. Finneran, Secretary/Treasurer of the Company and Executive Vice President of the Bank. Under these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a "change of control" of the Company ("Employment Period") at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such officer's highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the "Recent Annual Bonus"). If such officer resigns for good reason during his or her Employment Period, or such officer's employment is terminated other than for cause or disability during that period, then the Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (i) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the "Highest Annual Bonus"), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer's annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the Employee Stock Ownership Plan and the Deferred Compensation Agreement by and between the Bank and such officer. Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs. Braun and Finneran) after the date of termination.

Deferred Compensation Plans. The Bank has in effect a non-qualified deferred compensation plan (the "Plan") for each officer for whom contributions under the ESOP and the 401(k) Plan are limited by the applicable provisions of the Internal Revenue Code. The Plan provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP and the 401(k) Plan for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited to the Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

The Bank also permits certain of its officers to elect to defer payment of all or a portion of their bonus. The amount deferred accrues interest during each calendar month at the Bank's Prime Rate as in effect on the first day of such calendar month.

Stock Option Plans. The following tables show, as to the chief executive officer and executive officers of the Company who were previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 2004 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.



                      Option Grants in Last Fiscal Year(1)

                                                                 Potential
                                                                 realizable
                                                                 value at
                                                                 assumed annual
                                                                 rates of stock
                                                                 price apprecia-
                                                                 tion for option
                     Individual Grants                           term (2)
             ------------------------------------------------------------------
                         Percent
                         of total
                         options
                         granted
                         to           Exercise
             Options     employees    or base    Expir-
             Granted     in fiscal    price      ation
Name         (#)(3)      year(%)      ($/Share)  date        5%($)      10%($)
--------------------------------------------------------------------------------

Thomas F.
Goldrick,
Jr.           5,000        3.87         24.14     2/23/14    75,908     192,365

Richard W.
Merzbacher    5,000        3.87         24.14     2/23/14    75,908     192,365

Daniel T.
Rowe          5,000        3.87         24.14     2/23/14    75,908     192,365

Frederick C.
Braun, III    5,000        3.87         24.14     2/23/14    75,908     192,365

Brian K.
Finneran      5,000        3.87         24.14     2/23/14    75,908     192,365

(1) The options discussed above were granted under either or both of the Company's 1999 Incentive Stock Option Plan or the Company's Stock Option Plan
(2002), each of which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. The options are "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).





                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                                Value of
                                                Number of       unexercised
                                                unexercised     in-the-money
                                                options         options
                                                at fiscal       at fiscal
                    Shares                      year-end        year-end
                    Acquired                      # (1)           $ (2)
                    on             Value        -----------     -------------
                    Exercise       Realized     Exercisable/    Exercisable/
Name                  (#)           ($)         unexercisable   unexercisable
--------------------------------------------------------------------------------

Thomas F.
Goldrick, Jr.       9,112         157,663       22,319/15,057   319,809/147,424

Richard W.
Merzbacher           -0-             -0-        25,824/15,057   389,461/147,424

Daniel T.
Rowe                  820          12,896       19,039/15,057   262,091/147,424

Frederick C.
Braun, III          5,468          94,636       22,319/15,057   319,809/147,424

Brian K.
Finneran            2,839          46,072       24,947/15,057   372,036/147,424



(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing price of Company Stock on December 31, 2004 of $27.50 per share.



The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.

At present, the directors and officers of the Company are not separately compensated for services rendered by them to the Company, and it is presently contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Arthur Dulik, Jr., Joseph F. Munson, John
F. Picciano, and Andrew J. Simons. The members of the Company's Compensation Committee also serve as members of the Compensation Committee of the Bank. For purposes of convenience, the Compensation Committees of both the Bank and the Company will hereinafter be referred to collectively as the "Compensation Committee." The Compensation Committee is authorized to review and recommend to the Boards of Directors of the Bank and the Company compensation levels of both Company and Bank directors and officers. The Compensation Committee met jointly two (2) times in 2004.


Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed all components of compensation for the Company's and the Bank's chief executive officer ("CEO") and each named executive officer of the Company ("NEO"), including base salary, cash bonuses, equity-based compensation, perquisites and other personal benefits, and potential pay-outs in the event of a change-in-control. Based on this review, the Committee finds the CEO's and NEOs' total compensation in the aggregate to be reasonable and not excessive. Equity-based compensation in the form of stock option awards (the value of which depends upon the Company's future financial performance and stock price) provides long-term incentive to the Company's executives. Stock option awards encourage executives to continue their employment with the Company and foster the Company's long term success. Stock options are awarded by the Stock Option Committee under the Company's stock option plan. Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and annual cash bonuses under the Bank's Incentive Award Plan.

Salary levels reflect a combination of factors, including competitive pay levels, the executive's experience and tenure, and the Company's overall annual budget for merit increases and the executive's individual performance. In keeping with the Company's desire for a performance-oriented pay program, base salaries are generally somewhat below competitive median levels with its selected peers operating within the Company's geographic market area.

Cash bonuses under the Bank's Incentive Award Plan are tied directly to the attainment of financial performance targets approved by the Board of Directors at the beginning of each year. In 2004, the Incentive Award Plan provided for the payment of a cash bonus based on (1) Return on Average Equity ("ROE") and
(2) growth in Earnings Per Share ("EPS"). Cash bonuses for the CEO and NEOs for attainment of target levels were set at 50% of base salary with a possible bonus range from zero to 100% of base salary. In the case of Mssrs Goldrick, Rowe and Merzbacher, the amount of the bonus was based upon the Company's performance; the amount of the bonus for all other NEOs was based upon payout guidelines related to individual performance and Company performance.

The recommendations of the Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the base salary and cash bonuses for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.

The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Compensation Committee. Mr. Goldrick, in his capacity as Chairman of the Board of Directors and Chief Executive Officer, is eligible to participate in the same executive compensation program avail-
able to other executive officers. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other executive officers. As with other executive officers of the Company and the Bank, Mr. Goldrick's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

The foregoing report has been furnished by Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano and Andrew J. Simons.


                                PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total Stockholder return on Company Stock with the cumulative total return of the AMEX Market Index, and the cumulative total returns of seventy-five (75) Northeast NASDAQ and AMEX Banks.



                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                    AMEX MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JAN. 01, 2000
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2004

                   * SOURCE: COREDATA



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, PEER GROUP AND AMEX MARKET INDEX

                               FISCAL YEAR ENDING


                      1999      2000      2001      2002      2003      2004
STATE BANCORP, INC. 100.00    100.54    130.13    166.43    242.34    295.69
PEER GROUP          100.00    104.71    134.52    153.54    202.92    226.25
AMEX MARKET INDEX   100.00     98.77     94.22     90.46    123.12    140.99

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

To the knowledge of Management, as of the record date, March 18, 2005, the only persons owning beneficially or of record more than 5% of the outstanding shares of the Company Stock included the following:


Name and Address            Nature of               Number of        Percentage
    of Owner                Ownership               Shares           of Class
----------------            ---------               ---------        ----------
State Bancorp, Inc.         Beneficial              963,838          10.56%
  Employee Stock
  Ownership Plan
699 Hillside Avenue
New Hyde Park, NY

Jerry and Emily Spiegel     Beneficial              471,626           5.17%
c/o Spiegel Associates
375 North Broadway
Jericho, NY



            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to identify any director, officer, or person who owns more than 10% of a class of equity securities who failed to timely file with the Securities and Exchange Commission ("SEC") a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company, other than Andrew J. Simons, and all 10% Stockholders made all required filings during the fiscal year ended December 31, 2004. Mr. Simons failed to timely file his first Form 4 as a Director of the Company, and has been advised as to the necessity of making all required filings in a timely manner. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors and officers.


                              CERTAIN TRANSACTIONS

Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

There were no other transactions in 2004 involving officers, directors or beneficial owners of more than 5% of the Company's common stock, or any immediate family member of the foregoing persons, that had a direct or indirect interest in any transaction involving the Company or its subsidiaries which exceeded $60,000. In February 2005, the Bank entered into a lease for a proposed branch to be located in Westbury, New York, with Westbury Associates, L.P. Jerry Spiegel, who, together with his wife Emily, is the beneficial owner of approximately 5% of the outstanding shares of the Company's stock, is the sole limited partner of Westbury Associates, L.P. and also owns 100% of the capital stock of the company's general partner, Westbury Plaza General Corp. Mr. Spiegel is also the father-inlaw of Jeffrey Wilks, a Director of the Company and the Bank. No payments have been made under the terms of the lease. The Company believes that the terms of the lease are no less favorable to the Company than could have been obtained from an unaffiliated third party.


                             ELECTION OF DIRECTORS

At the Meeting, four (4) directors of the Company are to be elected to three-year terms, one (1) director of the Company is to be elected to a two-year term and two (2) directors of the Company are to be elected to one-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons to three (3) year terms: Thomas F. Goldrick, Jr., John F. Picciano, Suzanne H. Rueck and Jeffrey S. Wilks; has nominated Gerard J. McKeon to a two (2) year term and has nominated the following persons to one (1) year terms: K. Thomas Liaw and Andrew
J. Simons. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the Meeting.

Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.

The following table contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.


                               Length of
                               Service as       Principal Occupation
                               Director and     During Past 5 Years
Name                           Expiration       and Directorships of
and Age                        of Term          Public Companies(a)
-------                        ------------     --------------------

Nominees
--------

Thomas F. Goldrick, Jr. (64)   Since 1980       Chairman and Chief Executive
                               Expires 2005     Officer, State Bancorp, Inc. and
                                                State Bank of Long Island

                               Length of
                               Service as       Principal Occupation
                               Director and     During Past 5 Years
Name                           Expiration       and Directorships of
and Age                        of Term          Public Companies(a)
-------                        ------------     --------------------

Nominees
--------

K. Thomas Liaw (45)            Since 2004       Chairman of the Department
                               Expires 2005     of Economics and Finance,
                                                St. John's University

Gerard J. McKeon (62)          Since 2004       Retired, formerly President,
                               Expires 2005     New York Racing Association

John F. Picciano (61)          Since 1989       Senior Partner, Picciano &
                               Expires 2005     Scahill P.C., Attorneys

Suzanne H. Rueck (42)          Since 1992       Director, New Hyde Park Inn,
                               Expires 2005     Restaurant and Catering until
                                                January 2005 and President,
                                                SHR Design Ltd. since May 2004

Andrew J. Simons (66)          Since 2004       Associate Dean, St. John's
                               Expires 2005     University School of Law

Jeffrey S. Wilks (45)          Since 2001       Vice President and
                               Expires 2005     Director of New Business
                                                Development, Spiegel Associates,
                                                Real estate owners and
                                                developers


Directors Continuing in Office
------------------------------

J. Robert Blumenthal (71)      Since 1988       Retired, formerly President,
                               Expires 2006     Harwyn Enterprises Inc.,
                                                Retail shoe stores

Thomas E. Christman (64)       Since 2001       Adjunct Professor of Finance,
                               Expires 2006     St. John's University, formerly
                                                Consultant to Quick &
                                                Reilly/Fleet Securities Inc.,
                                                Financial services

Arthur Dulik, Jr. (58)         Since 1996       Chief Financial Officer, ALTANA
                               Expires 2007     Pharma US, Inc., Pharmaceuticals

                               Length of
                               Service as       Principal Occupation
                               Director and     During Past 5 Years
Name                           Expiration       and Directorships of
and Age                        of Term          Public Companies(a)
-------                        ------------     --------------------

Directors Continuing in Office
------------------------------

Richard W. Merzbacher (56)     Since 1989       Vice Chairman,
                               Expires 2006     State Bancorp, Inc. and
                                                President, State Bank
                                                of Long Island

Joseph F. Munson (56)          Since 1989       Managing Member,
                               Expires 2007     Highpoint Partners LLC,
                                                Real estate, formerly Chairman,
                                                TRM International, Inc.,
                                                Insurance underwriting
                                                management

Daniel T. Rowe (55)            Since 1992       President, State Bancorp, Inc.
                               Expires 2007     and Vice Chairman,
                                                State Bank of Long Island

(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.


The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the Meeting will shortly thereafter be elected to a conforming term as director of the Bank.

The Board of Directors of the Company held nine (9) meetings during 2004.

The Board of Directors of the Bank held thirteen (13) meetings during 2004.

During the year ended December 31, 2004, each director of the Company and the Bank attended at least 75% of the total of the number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).


                              CORPORATE GOVERNANCE

The Board of Directors of the Company has adopted Corporate Governance Guidelines that contain a number of corporate governance initiatives designed to comply with the American Stock Exchange ("AMEX") corporate governance listing standards, the Sarbanes-Oxley Act of 2002 ("SOA") and the rules and regulations of the SEC. The Company has also adopted charters for the Compensation Committee, Nominating and Governance Committee and Audit Committee in order to implement the new rules and standards. The committee charters, Corporate Governance Guidelines, the Company's Code of Ethics for Chief Executive and Senior Financial Officers and the Company's Code of Business Conduct and Ethics are available for review at the Company's website, www.statebankofli.com. Several significant corporate governance initiatives adopted by the Board are discussed below.

Director Independence

The Board is comprised of a majority of independent directors in accordance with the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and the applicable rules of the AMEX. The Board has adopted a set of independence standards to aid it in determining director independence, in accordance with the AMEX corporate governance listing standards. Pursuant to these independence standards, a director must not have a material relationship with the Company or its management, other than as a director, which would interfere with the exercise of independent judgment. The independence standards are available at the Company's website at www.statebankofli.com. The Board has determined that each member of the Board, other than Directors Goldrick, Merzbacher and Rowe, is independent for purposes of serving as a director of the Company. Directors Goldrick, Merzbacher and Rowe, who are executive officers of the Company, are not independent members of the Board.


Audit Committee Independence, Financial Literacy and Audit Committee Financial Expert

The Audit Committee is comprised of five directors, each of whom is independent and free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee also satisfies the independence, experience and financial literacy requirements of the AMEX and SEC Rule 10A-3 and Section 10A of the Securities Exchange Act of 1934, as amended by SOA. The Board makes a determination each year that the members of the Audit Committee are independent.

The Audit Committee Chair is financially sophisticated and all members of the Audit Committee are financially literate at the time of appointment. At least one member of the Audit Committee shall be an audit committee financial expert, within the definition of applicable rules. The Board has determined that each member of the Audit Committee satisfies those additional independence, experience and financial literacy requirements, and that Arthur Dulik, Jr. qualifies as an "audit committee financial expert" as such term is defined by the SEC.


Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility to Stockholders relating to the quality and integrity of the Company's financial reports and accounting and reporting practices. Its duties include reviewing the qualifications, independence and performance of the Company's independent public accountants; reviewing the scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving the costs and types of audit and non-audit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; receiving analyses and comments regarding accounting pronouncements; reviewing the results of audits with the independent public accountants and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues, and notifying the Board of major problems or deficiencies discovered with respect to its duties.

During 2004 the Audit Committee held seven (7) meetings and its members are Arthur Dulik, Jr., Thomas E. Christman, John F. Picciano, Suzanne H. Rueck and Gerard J. McKeon.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee explicitly pre-approves all audit and permissible non-audit services provided by the independent auditors on a case-by-case basis. The Audit Committee does not pre-approve any audit or other services provided by the independent auditors through the use of any policy or procedure, but requires that each particular service be specifically pre-approved.


Audit Committee Report

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

During 2004, the Audit Committee reviewed the qualifications, independence and performance of the Company's independent public accountants, reviewed the scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors and reviewed and approved the costs and types of audit and non-audit services performed by independent public accountants.

Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence and considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K for the last fiscal year, for filing with the Commission.

The foregoing report has been furnished by Thomas E. Christman, Arthur Dulik, Jr., John F. Picciano, Suzanne H. Rueck and Gerard J. McKeon.

Nominating and Governance Committee

The Nominating and Governance Committee (formerly the Nominating Committee) makes recommendations on nominations for the Board of Directors. Each of the members of the Committee meets the definition of "independent" set forth in the AMEX's corporate governance listing standards. The Committee is composed of Arthur Dulik, Jr., Thomas E. Christman and Jeffrey S. Wilks and is chaired by Jeffrey S. Wilks. The Committee met six (6) times in 2004, and one (1) time in 2005, at which meeting it made recommendations for nominees to the Board of Directors.

The Nominating and Governance Committee believes that nominees for director should satisfy the following minimum qualifications:

(1) Be at least 21 years of age, but no more than 71 years of age, as of the date of the annual meeting at which such candidate is proposed to be elected to the Board;

(2) Possess sufficient business experience to enable them to perform the duties and undertake the responsibilities required of a member of the Board;

(3) Demonstrate willingness to apply sound and independent business judgment;

(4) Possess the ability to read and understand basic financial statements;

(5) Demonstrate high moral character and integrity;

(6) Possess an ability to work effectively with others;

(7) Have sufficient time to devote to the affairs of the Company; and

(8) Be free from conflicts of interest that would prevent the fulfillment of the director's duties to the Company.

Qualified candidates for membership on the Board will be considered without regard to race, sex, religion, ancestry, national origin or disability. The Nominating and Governance Committee will review the qualifications and backgrounds of the candidates, as well as the overall composition of the Board. The Committee will evaluate whether a candidate is independent within the meaning of the Company's independence guidelines.

The Nominating and Governance Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term. Recommendations for nomination may be made by members of the Committee or by Stockholders, other directors, senior management or, if the Committee so elects, by a paid search firm. After considering the candidates, the most highly qualified candidates will be interviewed by the Committee and senior management. The full Committee will then meet to discuss and approve the final slate of candidates to be recommended to the Board for nomination. The Committee will consider a candidate recommended by Stockholders if such candidate has consented in writing to his or her nomination, the recommendation is submitted in writing to the Committee within the time permitted by the By-laws for a Stockholder nomination, the information required by the By-laws for a Stockholder nomination accompanies the recommendation and the minimum stock ownership criteria set forth in the By-laws for a Stockholder nomination are met. Stockholders may also nominate candidates directly at the annual meeting, provided that they comply with the information, time and share ownership requirements set forth in the Company's By-
laws. For a copy of the applicable By-law provisions, please submit a request in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. The Committee will evaluate recommendations from Stockholders meeting these requirements in the same manner as all other candidates for nomination. The Nominating and Governance Committee Nominating Procedure is posted on the Company's website at www.statebankofli.com.


Communication with the Board of Directors

The Board does not currently provide a process for Stockholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that Stockholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, e-mail or in person. Stockholders also have meaningful access to the Board through the Stockholder proposal process, which is described in detail below.


Board Attendance Policy

The Company encourages, but does not require, all of its directors to attend annual Stockholders' meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's Stockholders.


                             DIRECTOR COMPENSATION

Each director of the Bank who is not an employee thereof currently receives an annual retainer of $10,000 and $500 for each Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended.

Each director of the Bank who is not an employee thereof and who serves as Chairman of a committee receives an additional stipend of $2,000. No additional remuneration is received by any director for special assignments or services.

Directors of the Bank may elect to defer the receipt of all or any portion of their director's compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence after termination of service on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions to each participating director from his or her deferred compensation account are to be made over periods ranging from three to five years.

The Bank had in effect a Directors Incentive Retirement Plan for directors of the Bank (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. No further payments are due under the Plan.

In 1992, four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank's agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 2004 amounted to $61,750.

Under a Director Stock Plan established in 1998, as amended, non-employee directors currently receive an annual award of share credits for shares of Company Stock for their service during the preceding year. This Plan is designed not only to provide a deferred benefit for nonemployee directors, but also to increase the directors' beneficial ownership in the Company and more closely tie their interest in the long-term growth and profitability of the Company with that of the Stockholders. Pursuant to the Plan, each non-employee director will be granted an award of share credits in respect of the preceding year in an amount equal to $14,000 divided by the market value of one share of Stock as of the last reported sale price during the last calendar year. All awards are pro-rated where a director did not serve for all of the preceding year. After termination of service as a director, all awards are paid in shares of stock to the director, or, in the case of death, to his or her designated beneficiary or estate. This award is credited annually with dividend equivalents.

As of February 28, 2005, the number of units of Company Stock equivalents held by directors under the Plan are as follows: Mr. Blumenthal 1,999 units, Mr. Christman 1,410 units, Mr. Dulik 1,999 units, Mr. Liaw 127 units, Mr. McKeon 127 units, Mr. Munson 1,999 units, Mr. Picciano 1,999 units, Ms. Rueck 1,999 units, Mr. Simons 127 units, Mr. Wilks 1,410 units and all directors as a group 13,196 units.


                        Security Ownership of Management

The following table sets forth the beneficial ownership of Company Stock as of February 28, 2005 by each director (including all of the Company's executive officers) and by all current directors and executive officers as a group:


                                    Number           Percent
 Name                               of Shares        of Total
 ----                               ---------        --------

 J. Robert Blumenthal                68,293             *

 Thomas E. Christman                  5,787             *

 Arthur Dulik, Jr.                   12,730             *

 Thomas F. Goldrick, Jr. (1)(4)     210,030            2.30%

 K. Thomas Liaw                         500             *

 Gerard J. McKeon                     3,617             *

 Richard W. Merzbacher (2)(4)       154,072            1.69%

 Joseph F. Munson                     5,629             *

 John F. Picciano                    76,172             *

 Daniel T. Rowe (1)(4)              205,192            2.25%

 Suzanne H. Rueck                    53,951             *

 Andrew J. Simons                       500             *

 Jeffrey S. Wilks (5)                40,864             *


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
                                    Number           Percent
 Name                               of Shares        of Total
 ----                               ---------        --------

 Frederick C. Braun, III (1)(4)      63,035             *

 Brian K. Finneran (1)(4)            77,943             *

 All directors and executive
 officers as a group
 (15 persons) (3)(7)                978,315           10.72%

 * Less than 1%.

(1) Includes 29,061 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 2005.

(2) Includes 25,781 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 2005.

(3) Includes 142,025 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 2005.

(4) Includes allocated shares held by the ESOP for the benefit of the person named.

(5) Mr. Wilks disclaims beneficial ownership of the shares listed, which are owned by his wife, Lise Spiegel Wilks.


                       REGISTERED PUBLIC ACCOUNTING FIRM

The independent public accounting firm of Deloitte & Touche LLP has acted as the Company's independent auditors for 2004 and it is anticipated that the same firm will be selected to perform the same duties for the current year.
Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.


Audit Fees

The following table sets forth the aggregate fees billed by Deloitte & Touche LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2004 and 2003 and for other services rendered during fiscal year 2004 and 2003 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:


Fee Category:               2004       % of Total         2003      % of Total
-------------               ----       ----------         ----      ----------
Audit Fees (1)          $401,140              80%     $197,450             63%
Audit-Related Fees (2)         -               -         5,950              2
Tax Fees (3)              79,168              16        55,235             18
All Other Fees            20,140               4        51,902             17
                        --------            -----     --------           -----
Total Fees              $500,448             100%     $310,537            100%
                        ========            =====     ========           =====

(1) Includes fees for quarterly reviews, accounting consultations, work related to section 404 of the Sarbanes-Oxley Act, consents and audits of subsidiary companies

(2) Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements.

(3) Includes fees for tax compliance, tax advice and tax planning.


Audit Fees:

Consists of fees billed for professional services rendered for the audit of the Company's financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.


Audit-Related Fees:

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statement and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, review of internal controls and consultations concerning financial accounting and reporting standards.


Tax Fees:

Consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals, assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation and miscellaneous tax consulting and planning and for individual income tax preparation.


All Other Fees:

Consists of fees for all other services other than those reported above.

The Audit Committee has considered whether services other than audit and audit-related provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.


                                 OTHER MATTERS

As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

The proxies, in their discretion, will vote all shares represented by the proxy as to any matter which may properly come before the meeting as to which the Company did not have notice by January 30, 2005, the date provided for in the advance notice provisions of the Company's By-Laws.

                             STOCKHOLDER PROPOSALS

If a Stockholder wishes to have a particular proposal considered by the Board for inclusion in the Company's proxy statement for an annual meeting, the Stockholder must satisfy the requirements established by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that Stockholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, Stockholders who wish to submit proposals for inclusion in the Company's proxy statement for next year's annual meeting (in 2006) must deliver such proposals to the Corporate Secretary on or before January 30, 2006. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing stockholder, and otherwise meet the SEC's rule. Proposals should be addressed to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.

In order for a Stockholder nomination or proposal to be raised from the floor during the 2006 annual meeting of Stockholders, the Company By-laws require that written notice thereof must be received by the Company not less than 90 days nor more than 120 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is changed by more than 30 days from the prior year's meeting date). For the 2006 Annual Meeting of Stockholders, the written notice must be given not later than January 25, 2006 (unless otherwise set by the Board pursuant to the By-laws). The Stockholder's written notice must contain (i) all information relating to any nominees proposed by the Stockholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the Stockholder's name and record address and (iv) the class and number of shares of Company Stock that is beneficially owned. Stockholder nominations and proposals may be raised from the floor during annual Stockholders' meetings by Stockholders of record as of the time of giving of written notice. In addition, Stockholders proposing nominees for election to the Board of Directors must be entitled to cast votes with respect to at least 5% of the outstanding Company Stock. Such proposals should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration.

For a copy of the applicable provisions of the Company's By-laws, please submit a written request to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.


Date: March 25, 2005


                                              By order of the Board of Directors
                                              s/Brian K. Finneran
                                              Brian K. Finneran, Secretary